UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALTC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

ALTC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.0001 per share	ALCC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, AltC Acquisition Corp., a Delaware corporation (“AltC”) has instructed the trustee with respect to AltC’s trust account (the “Trust Account”), to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of a business combination or liquidation of AltC. The funds in the Trust Account are currently held in an interest bearing demand deposit account. The interest rate on such deposit account is currently approximately 5.20% per annum, but such deposit account carries a variable rate, and AltC cannot assure investors that such rate will not decrease or increase significantly.

Additional Information and Where to Find It

On September 14, 2023, AltC filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for a special meeting of AltC’s shareholders (the “Special Meeting”), which further describes the proposal to amend AltC’s amended and restated certificate of incorporation, in the form set forth in Annex A to the Proxy Statement, to extend the date by which AltC must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination” from October 12, 2023 to July 12, 2024.

Shareholders may obtain a copy of the Proxy Statement, as well as other documents filed by AltC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to AltC Acquisition Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding: AltC’s ability to complete a business combination; the anticipated benefits of a business combination; the volatility of the market price and liquidity of the shares of AltC’s Class A common stock, par value $0.0001, per share and other securities of AltC; changes to interest rates of the deposit account where Trust Account funds are held; the use of funds not held in the Trust Account or available to AltC from interest income on the Trust Account balance; and the competitive environment in which AltC will operate following a business combination.

These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of AltC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AltC. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about AltC that may cause AltC’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, those factors discussed in AltC’s Quarterly Reports filed by AltC with the SEC on Form 10-Q and the Annual Reports filed by AltC with the SEC on Form 10-K, in each case, under the heading “Risk Factors,” and other documents filed, or to be filed, with the SEC by AltC. If any of these risks or uncertainties materialize or AltC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in AltC is not an investment in any of our founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of AltC, which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

AltC and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of AltC’s shareholders in connection with the Special Meeting. Information regarding such persons who may, under SEC rules, be deemed participants in the solicitation of AltC’s shareholders in connection with the Special Meeting is set forth in the Proxy Statement You can find more information about AltC’s directors and executive officers in AltC’s final prospectus filed with the SEC on July 7, 2021 and in the Annual Reports filed by AltC with the SEC on Form 10-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Proxy Statement. Shareholders, potential investors and other interested persons should read the Proxy Statement and any amendments thereto carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2023

ALTC ACQUISITION CORP.

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer